UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2011

Farmers National Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 533-3341

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 15, 2011, John S. Gulas, President and Chief Executive Officer of Farmers National Banc Corp., gave an investor presentation in several meetings with institutional investors in connection with the commencement of the trading of the company’s common shares on the NASDAQ Capital Market under the symbol “FMNB” effective with the opening of trading on September 15, 2011.

A copy of this investor presentation is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)                  Exhibits.

Exhibit Number	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By: /s/ John S. Gulas
John S. Gulas
President and Chief Executive Officer

Date: September 15, 2011